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                                                                    EXHIBIT 23.1





                       (LETTERHEAD OF ARTHUR ANDERSEN LLP)






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 1997 included in SkyMall, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.




                                            Arthur Andersen LLP

Phoenix, Arizona,
March 20, 1998.